EXHIBIT 99.2
3D Systems Corporation Conference Call & Webcast Discussion of First Quarter 2007 Operating Results May 31, 2007 NASDAQ: TDSC www.3dsystems.com

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Participants Chanda Hughes Coordinator, Investor Relations Abe N. Reichental President & Chief Executive Officer Damon Gregoire Vice President & Chief Financial Officer Robert M. Grace, Jr. Vice President, General Counsel & Secretary

Forward-Looking Statements Certain statements made in this presentation that are not statements of historical or current facts are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements may involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of the company to be materially different from historical results or from any future results expressed or implied by such forward-looking statements. In addition to statements which explicitly describe such risks and uncertainties, readers are urged to consider statements in the future or conditional tenses or that include the terms "believes," "belief," "estimates," "expects," "intends," "anticipates" or "plans" to be uncertain and forward-looking. Forward-looking statements may include comments as to the company's beliefs and expectations as to future events and trends affecting its business. Forward-looking statements are based upon management's current expectations concerning future events and trends and are necessarily subject to uncertainties, many of which are outside the control of the company. The factors stated under the headings "Forward-Looking Statements," "Cautionary Statements and Risk Factors," and "Risk Factors" that appear in the company's periodic filings with the Securities and Exchange Commission, as well as other factors, could cause actual results to differ materially from those reflected or predicted in forward-looking statements.

Operating Results

First Quarter 2007 Operating Results ($ Millions except per share amounts) NM=not meaningful

First Quarter 2007 Gross Profit Margin ($ Millions) Gross profit margin increase due primarily to: Higher volumes of materials and new systems Partially offset by lower training and installation services revenue

First Quarter Revenue by Category ($ Millions) $33.6 12.3% 33.0% 54.7% $36.9 12.6% 43.6% 43.8% $36.9 22.7% 41.6% 35.7% 36.8% 35.3% $33.6 27.9% Asia Pacific North America Services Materials Systems & Other Europe

First Quarter 2007 Operating Expenses ($ Millions)

Key Operating Results Trends ($ Millions) Operating & Net Loss Revenue (Right axis) (Left axis) Net Loss to Common Operating Loss Revenue 1st QTR 06 2nd QTR 06 3rd QTR 06 4th QTR 06 1st QTR 07

2007 Key Operating Results Trends ($ Millions) 1Q 06 2Q 06 3Q 06 4Q 06 1Q 07 Revenue 34 27 31 43 37 Gross Profit 14 6 11 16 15.9 Operating Expenses 15 16 19 21 18 Net loss -2 -12 -11 -6 -3.1 (In millions)

Cash and Working Capital Q1 2007 $7 million of unrestricted cash Q1 2007 $8.2 million of borrowings on bank credit facility Due at the beginning of July 2007 Q1 2007 $30.8 million of inventory Q2 2006 Q3 2006 Q4 2006 Q1 2007 DSO 103 81 74 68 103 81 74 68

Business Update

State of Business We believe that the significant business setbacks and disruptions that we experienced in the course of implementing our strategic initiatives in 2006 are now largely behind us We are gratified with the progress we are making In the first quarter of 2007, we continued to incur abnormally high expenses related to the restatement and year-end audit Strong demand for our materials suggests that the demand for our products remains strong Our growing installed base, coupled with the integration of our new systems with proprietary materials' cartridges and our continuum of expert solutions, should improve the profitability of our business as revenue from materials continues to outpace the growth in systems The stability of our revenue base should improve as consumables' sales rise as a percentage of the product mix relative to systems We are committed to completing our remediation efforts and to having state-of-the- art controls, procedures and processes We continue undeterred to focus on our goals and our efforts to transform our company and the way we do business to establish a strong record of sustained growth and profitability

2007 First Quarter Product Announcements Announced successful development of the revolutionary compact, fast and affordable V-Flash(tm) Desktop Modeler Announced partnership with Tangible Express - first fractional ownership program in the industry Announced V-Flash(tm) HA Manufacturing System, first economical, high-speed desktop manufacturing system for hearing aids - in partnership with Dreve Introduced Accura(r) 55 Plastic, a tough and versatile Stereolithography Material that simulates the look and feel of molded ABS Announced the introduction of the InVision(r) XT 3-D Modeler

Expect Business Fundamentals to Improve Average Selling Prices expected to be maintained Cost Of Goods Sold impacted by friction costs, expected to continue to improve Special Operating Expenses reflect relocation, ERP, restatement, SOX Gross Profit expected to return to and exceed historical levels Restoring customer confidence expected to revive healthy sales Organizing around growth initiatives expected to drive growth Remedying material weaknesses and achieving robust effective controls Proprietary materials expected to grow recurring revenue Growth expected to resume at accelerated pace Reducing Inventory - expected to free cash Returning DSO to historical levels expected to free cash Expect operating expenses to decline with completion of relocation and ERP implementation Rock Hill operations expected to yield anticipated savings Cash velocity expected to improve from DOH and DSO improvements Profitability Execution Working Capital

Improving Revenue Mix and Profitability Leveraging Volume, Productivity, Mix, Retention and Fixed Costs to Maximize Profitability Materials: Highest margin in the mix: double-digit growth Service: Lowest margin in the mix: flattening Systems: New systems growing at attractive margins Rapid Manufacturing: Drive materials volume consumption Higher Speed Systems: Drive materials volume consumption Proprietary Cartridges: Ensure recurring revenue retention Revenue Basket Growth Engine

In Conclusion Leading industry position through technology Dedicated business units focused on customer success Clear priorities for sustained, profitable growth Powerful brands deep customer relations diverse base Vertical success Global presence and reach Differentiated product portfolio Four patented and proprietary technology platforms Proven record of business development Healthy pipeline of opportunities Improving operating results Significant growth programs 3-D Modeling Rapid Manufacturing Measurable value, customers and stockholders Transitioning from Restructuring to Profitable Growth

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Thank You for Participating A recording of this Webcast will be available two hours after completion of the call. To access the recording, dial 1-800-642-1687 (or 706-645-9291 from outside the United States) and enter the conference call ID number. A replay of this Webcast will be available after the call on 3D Systems' website under the Investor Relations' section.

First Quarter 2007 Product Announcements Announced successful development of the revolutionary compact, fast and affordable V-Flash(tm) Desktop Modeler Based on a Disruptive Technology Platform - Film Transfer Imaging (FTI) - 4th technology platform for 3D Systems SLA(r)-like Part Quality User-Friendly Operation... Affordable Total Cost of Ownership Priced @ US$ 9,900

Partnership with World-Class Leaders - Tangible Express First fractional ownership program in the industry Delivers 3D Systems' technology and quality to more users Manufacturing capacity without the associated operating costs Owners pay for what they need when they need it Fractional fleet of 13 SLA(r) and SLS(r) Systems and complete 3D materials portfolio Why Settle For a Mimic? Own a Slice of The Real Deal!

Why Settle For a Mimic? Own a Slice of The Real Deal... Pro Parts at a Fraction! The Real Deal... Pro Parts at a Fraction! The Real Deal... Pro Parts at a Fraction! FDM from Stratasys Ownership Slice from TE PolyJet from Objet Stereolithography from 3D

In partnership with World-Class Leaders: Announced first economical, high-speed desktop manufacturing system for hearing aids Based on 3D Systems' new, disruptive Film Transfer Imaging (FTI) technology Builds high-quality hearing aid shells within hours - improved efficiency Will provide multiple-material options Available Fall 2007 First Quarter 2007 Product Announcements

Introduced Accura(r) 55 Plastic, a tough and versatile Stereolithography Material that simulates the look and feel of molded ABS Announced the introduction of the InVision(r) XT 3-D Modeler Fast and productive High-definition, functional and durable models Material Color variety Compact First Quarter 2007 Product Announcements